UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2008

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

March 31, 2008

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50037

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2008. Your Fund's net asset value (NAV) per share closed at $36.84. Distributions of $1.39 and $3.29 per share were paid on July 6 and December 21, 2007 to holders of record on June 29 and December 14. Included within these distributions were income dividends of $0.35 and $0.32 and long-term capital gains of $1.02 and $2.97, respectively. Short-term gain of $0.02 was included in the July distribution.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	20 Year	FPA Inception 7/1/84
FPA Capital Fund (NAV)	-6.45%*	15.67%*	9.70%*	14.63%*	15.57%*	16.24%*
FPA Capital Fund (Net of Sales Charge)	-11.36%**	14.42%**	9.11%**	14.21%**	15.26%**	15.97%**
Lipper Mid-Cap Value Fund Average	-11.72%	15.22%	7.85%	11.13%	11.18%	NA
Russell 2000	-13.00%	14.90%	4.96%	9.04%	9.79%	10.17%
Russell 2500	-11.27%	15.67%	6.89%	10.72%	11.52%	12.22%
S&P 500	-5.08%	11.32%	3.50%	9.45%	10.95%	12.24%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -5.74%*. This compares with total returns of -13.90% for the Lipper Mid-Cap Value Fund Average, -14.03% for the Russell 2000, -13.29% for the Russell 2500 and -12.46% for the S&P 500. On a calendar year-to-date basis, these same comparisons are +0.35%* for FPA Capital Fund, -9.32% for the Lipper Mid-Cap Value Fund Average, -9.90% and -9.37% for the Russell 2000 and 2500, and -9.44% for the S&P 500.

Commentary

What a year this has been. In last year's annual report we included, for the first time, a Special Commentary section to highlight various issues and risks that we saw developing in the capital markets. We thought it was extremely important to pay particular attention to these issues since we were of the opinion that "the word 'risk' does not seem to be in the vocabulary of many investors." This section provided the basis for my speech, "Absence of Fear," that I gave to the CFA Society of Chicago on June 28. Since that time the credit market has experienced the most severe disruption since the Great Depression and RISK has re-emerged into investor thinking.

The stock market responded to this financial chaos by peaking in October with several indexes experiencing declines that many refer to as "bear market" declines. For the fiscal year, your Fund experienced a negative 6.45% return versus -11.72% for the Lipper Average, -13% and -11.27% for the Russell 2000 and 2500 and -5.08% for the S&P 500. During the first half of the fiscal year, your Fund underperformed with a slightly negative total return while the other averages experienced positive total returns. Our retail exposure held back your Fund's performance; however, this action was only a prelude to what the stock market was about to experience. The comparison market indexes as well as the Lipper Index had negative total returns between 12.5% and 14% while your Fund experienced "only" a negative 5.7% total return. Your Fund started to really differentiate itself with a positive 0.35% total return, for the recent quarter ended March 31, while the Lipper Index and all of the comparison indexes had negative returns between 9.3% and 9.9%. The stock market not only caught up with us but went way past us in terms of negative performance. Our defensive portfolio positioning was finally starting to pay off. Though your Fund is outperforming on a relative basis, we still do not like reporting negative total returns.

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price

Portfolio transaction activity was essentially non-existent for the last six-months and especially for the quarter ended March 31. We did add another new name, Signet Group plc, just before the beginning of this reporting period. Rikard Ekstrand will discuss it in his part of this letter. On December 14, 2007, we placed a buy halt on the purchase of stocks and high-yield securities. This was in response to what we believed was a worsening credit crisis that appeared to be of a magnitude not seen since the Great Depression. The purpose of the halt was to convey the seriousness of the crisis to our clients and shareholders that only a buy halt would demonstrate. We do not believe many investors, clients or anyone else had fully comprehended the breadth of this crisis. The Federal Reserve appeared to be starting to realize the seriousness of the situation when, on December 12, it established the Term Auction Facility that was designed to provide enhanced liquidity to the financial system by having the Fed accept a wider array of qualifying securities from depository institutions. Even with this new facility, we did not believe the Fed truly understood what it faced. Our January 22 "Credit Crisis" commentary, available on our website at www.fpafunds.com, refers to an internal email of December 14 that conveys this viewpoint. This commentary was followed up with "Crossing the Rubicon" on March 30. If you have not read these yet, we would strongly advise that you do since they reflect the decision making that will be guiding your Fund's asset deployment over the next few years.

In our opinion, from the beginning of this credit crisis, the Fed has been behind the curve and did not fully comprehend its seriousness nor its nature until sometime in January. Federal Reserve Chairman Bernanke gave us this impression because of his Congressional testimony and public speeches. He expressed his and the Fed's opinion that there would be no contagion to other areas of the financial system from the subprime mortgage collapse. As recently as August, the Fed's minutes of their meetings reflect a view of continued moderate economic growth.

Since the Fed took its extraordinary actions between March 11 and 16, the creation of two primary dealer credit facilities and the forced Bear Stearns marriage with JPMorgan Chase, there appears to be a sense within the financial markets that the credit crisis peak has passed and that we are on the road to recovery and normality. We do not share that opinion. There has been a gradual contraction in capital market credit spreads within some segments of the bond market. This narrowing of credit yield spreads is being viewed as proof that the worst is behind us. Again, we are not of that opinion and thus, we believe we have a very long road to go before this economy and the credit markets return to some degree of normalcy. The three-month Treasury-bill yield remains at a substantial discount to the Fed Funds rate, thereby indicating a continuing flight to liquidity and quality.

During the last four years, we have received criticism for holding high levels of liquidity. During the fiscal year, it got as high as 45% and closed the fiscal year at 38%. We began this defensive portfolio positioning back in early 2004. On January 18, 2004, we wrote "Slim Pickings," where we argued that we were not finding sufficiently attractive investments in which to deploy capital. We even closed your Fund to new investors on July 11. As of March 31, 2004, liquidity represented approximately 28%. Since then, the Fund's liquidity level has averaged over 35%. Many of our investors were concerned that we would be missing attractive investment returns and that there would be a heavy performance penalty to be paid for carrying an enhanced level of liquidity. Furthermore, several financial planners have expressed the viewpoint that they are making the asset allocation decision for their clients and that our strategy of holding a high liquidity level was disrupting their clients' asset allocation. We understand this argument and it is one that is made by many professional investment consultants and advisors. It would be far easier for us to subscribe to this argument since it would relieve us of the responsibility of worrying about building liquidity for defensive purposes. Unfortunately, we are of the old school and we believe that it is our responsibility to make the best possible investment decisions and this includes the decision about the liquidity level. All of us personally hold sizeable positions of FPA Capital Fund, and we will continue to invest all the Fund's assets as if they were our own.

Has your Fund been severely disadvantaged by this liquidity decision strategy? From January 16, 2004 (the "Slim Pickings" commentary) through March 31, 2008, your Fund generated a 7.14% compound total return. By comparison, the Russell 2000 and 2500 total returns were 5.11% and 6.65% along with a 5.47% return for the S&P 500. Thus, your Fund achieved a higher total return while being substantially less invested. In technical terms, we took on less investment risk to get a higher return. Some would say we achieved a high risk-adjusted total return. During this period, the three-month Treasury bill averaged a 3.4% total return and one-to-three year Treasury notes produced a 3.9% return. The stock market indexes achieved higher investment returns but not by a significant degree over these risk-free returns. The risk that had to be taken was, in our opinion, substantially greater than the reward achieved. We continue to see the investment landscape in this fashion.

During the buy-halt period, we received several inquiries about whether share prices had fallen enough for us to withdraw the halt. As of June of last year, my value screen went to a new all-time low of 35 companies, out of a universe of 9,600, versus the previous record low of 47. During periods of recession or economic strain, the number of qualifiers typically rises to between 200 and 400. In early January, the number rose to 200 and then went to 254 on January 22. This was the good news. The bad news was that the screen qualifiers were heavily concentrated in consumer names. In previous periods, the screen identified a far more diversified list of companies. I interpret this to mean that there is still unfinished business on the downside and that a broader range of companies will eventually develop. Patience will be required to benefit from this likely outcome.

Given the uncertain outlook for economic growth and profits, we are being even more deliberate in our investment selections. Your Fund's equity holdings have significant valuation advantages, when compared to the various metrics for the benchmark indexes. As of March 31, 2008, the Fund's P/E and P/BV (Price/Book Value) ratios were 10.7x and 1.7x, respectively. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 22.1x and 19.7x, while their P/BV ratios were 1.9x and 2.0x. Our companies are financially stronger, with a 20.7% Total-Debt/Total-Capitalization ratio, which compares favorably to the 39.9% and 42.9% for the Russell 2000 and 2500. Finally, our companies are more profitable, with a weighted Return on Average Equity of 14.7% versus the Russell indexes of 12.5% and 14.5%.

Outlook

Nominal and real GDP growth for the five years ended December 31, 2007, has averaged 5.67% and 2.93%, respectively. To achieve these rather average growth rates, the Greenspan Fed had to lower the Fed Funds rate to a record low level of 1% and keep it in the 1% range for nearly three years, plus there was an explosion in structure finance issuance and the emergence of consumer home-equity withdrawals that enhanced consumer purchasing power. Furthermore, corporate profit margins expanded to near-record levels with financial-service company profits as a percentage of total corporate profits rising from slightly over 20% to above 40%, according to The Bank Credit Analyst. This growing profit share by financial-service companies drove their weighting within the S&P 500 from 12% to 24%. During the past three years, we have conveyed our growing concern about the excesses developing in the financial-service sector and that corporate profits and reported S&P 500 profits were substantially overstated because financial-service companies were under-reserving for loan losses and that a large part of their earnings were being driven by unsound and aggressive lending practices. Given that charge-offs have now passed $300 billion and the International Monetary Fund estimates that worldwide losses will likely approach $1 trillion, we believe our viewpoint has been validated.

In the next five years, it is unlikely that structured-finance creation and mortgage equity withdrawal will be even remotely close to the levels we just witnessed in the preceding five years. Whether the capital markets realize it or not, with the collapse of these areas, and the greater restrictions that will likely be placed upon financial institutions, the U.S. economy should experience a structural reduction in credit availability. It was the explosion in non-bank credit creation that allowed the economy to expand in this last cycle. With the re-intermediation of banks into the credit creation process, a lower level of credit availability will result since the banks have risk based capital requirements along with the requirement that loan loss reserves be established. Even with the capital contributions that are currently taking place, we are of the opinion that financial company leverage ratios will be forced to be lowered, especially for the investment banks, and thus, capital availability is in a contracting phase. As such, economic growth will likely be constrained during this future period. With slower growth, eroding profit margins and constrained credit availability, it seems reasonable that prospective equity returns should be lower than the preceding five-year range of 4% to 7%.

High stock-market volatility and more credit market stresses accompanied by negative earnings surprises should result in a challenging investment environment for this year and next. As an example, prior to the beginning of the first quarter, the consensus expectation for S&P 500 first-quarter earnings growth was over 6%. The first quarter is now estimated to be down over 14%. The investment consensus appears to be optimistic regarding the likelihood of a second-half recovery for the economy and corporate earnings. This view is taking hold because of the positive response toward the Fed's recent actions, the lowering the Fed Funds rate along with the expanded credit facilities, and tax rebates. In our opinion, the consensus will be disappointed again. Second-half S&P 500 earnings hinge on a fourth-quarter earnings growth rate of over 60% that results in a full year gain of 14.7%, according to Thomson Reuters. We view this expectation as being quite optimistic.

Given our rather cautious return outlook, the recent Fed actions and the prospective Congressional "rescue" (our term is bailout) mortgage-policy actions, we have a heightened level of concern. As we concluded in our "Crossing the Rubicon" commentary, we now expect a higher level of inflation to be the result of actions taken by the Fed as well as the potential new policies that are likely to be implemented by Congress. In light of this, we will need to have the flexibility to respond to these changing events and, thus, the buy halt was taken off with the Rubicon commentary. Over the next two years, we anticipate adjusting the portfolio to reflect this new environment. With those closing comments, Dennis Bryan and Rikard Ekstrand will convey their thoughts.

Dennis Bryan Commentary

I would like to take this opportunity to expand on a major theme of one of the commentaries we recently posted on our website; "Crossing the Rubicon." It suggests a future economic environment which will, in our opinion, experience higher inflation than what occurred in the U.S. economy over the past couple of decades. When we say higher inflation, we do not want to set off alarm bells and have shareholders and clients think we expect a 1970s-style inflationary environment of double-digit annual increase. Although we do not rule out that possibility, we believe the more likely scenario is that the rate of annual inflation will tick up a couple percentage points in the coming years from the low single-digit level over the past decade.

FPA Capital Fund shareholders benefited tremendously over the last two decades as a result of the Fund's large investments in consumer discretionary stocks. For instance, our investments in retailers such as Big Lots, Michaels Stores, and Ross Stores appreciated between 200% to over 2,000%. Those investments among other consumer discretionary stocks, many of which I have been the lead on over the prior fifteen years, met our disciplined investment philosophy. However, those stocks also benefited from a dis-inflationary economic environment. During the past quarter century, the U.S. inflation rate dropped from the low teens to the low single digits. The U.S. has a mature economy, and one that achieves 3-4% real GDP growth with low inflation is an economy that allows wage earners to retain more real disposable income than one that is experiencing higher inflation, all else being equal.

Not surprisingly, over the past quarter century the average U.S. wage earner spent much of what he had left after paying for taxes, food, and living expenses. According to the Bureau of Economic Analysis, over the last twenty-five years the U.S. savings rate as a percent of disposable income declined from 12% in 1982 to roughly 2% in 2007. The average U.S. wage earner/consumer felt confident spending more of their disposable income because he believed his future disposable income would continue to outpace inflation, and he could slow spending if he had to save for a rainy day. The result was that the savings rate fell and Americans consumed more than their annual income allowed, borrowing money to feed their consumption appetite. According to The Bank Credit Analyst, U.S. household debt as a percent of disposable income has risen from 70% in 1980 to nearly 130% currently. That was a nice tailwind for companies that provided the goods and services consumed during the period, including many consumer discretionary companies.

Unfortunately, the prior tailwind looks like it is reversing, or at least becoming more turbulent. Taking into consideration the more levered consumer balance sheets and our belief that future inflation will challenge wage earners' ability to grow their real disposable income, our expectation is that we will not have the same alacrity to deploy shareholders' capital into consumer discretionary stocks compared to the prior two decades. So where will we deploy the Fund's capital? In the future, we expect more to be deployed into companies that exhibit either the power to pass on higher inflation to their customers or at least have the capacity to hedge out the higher costs within their operations.

To a certain extent, we are simply further embracing a trend within the Fund that we started at the beginning of the new millennium. In 1999, we added Rik Ekstrand to the team, who, prior to joining FPA, covered oil companies at Bernstein Asset Management. Rik has done a wonderful job picking energy stocks for the Fund that have appreciated substantially more than the market. When Rik joined our team in 1999, the price of a barrel of oil was roughly $12; today oil goes for nearly ten times that price, or nearly $120 a barrel. Clearly, Fund shareholders have benefited from our foresight in hiring Rik and the securities Rik recommended and we purchased. However, higher future inflation does not suggest we are only looking at commodity-related companies. We are very open-minded to investing in any company that meets our four key criteria, and has the ability to benefit from a rising inflationary trend. Those criteria are being among the market leaders in their respective industry, a history of good profitability, a management team with a solid track record, and a cheap valuation on an absolute basis, not a relative basis. These metrics form the bedrock of our bottom-up approach to selecting investments one security at a time. We endeavor to protect our shareholders' capital first and, if we have done our homework and remained disciplined to our strategy, the upside should take care of itself in various economic climates.

Rikard Ekstrand Commentary

A new addition to the portfolio last year was Signet Group plc. It is listed in London and has an ADR here in the U.S. The company owns Kay Jewelers, which, along with its other U.S. chains, Jared and the Regional brands, accounts for 80% of the corporation's profits. Kay is one of the largest jewelry retailers in the U.S. We began acquiring the stock since it was hit hard in the U.K. market due to recession fears and the contagion from the subprime crisis. The stock has over a 5% dividend yield, carries very little debt, has earned attractive double-digit returns on equity, and trades at a single-digit multiple to our estimate for normal earnings. Its track record over the last decade has been impressive and a visit to Signet's U.S. headquarters in Akron, Ohio, confirmed both the depth and the experience of the management team.

Signet is in the enviable position of capitalizing on substantial advantages in marketing, merchandising, credit and field operations that have been built over the last two decades. Signet is poised to continue gaining market share from the local specialty jewelry stores, which account for two thirds of the specialty jewelry market. With stores across the U.S., Signet can exploit national TV advertising to reach its customers. This is more cost effective than the local advertising its competition can afford. Signet also has large supply chain advantages since it purchases merchandise at every stage of the supply chain. For example, 50% of its diamond purchases are loose polished diamonds versus none for the typical specialty jeweler. This gives Signet a much lower purchasing cost. Signet also uses sophisticated merchandising systems to test, track, and adjust store inventory to consumer demand so that inventory turns are kept high, which reduces the build-up of excess, slow-moving items. In addition, the company has its own credit operation. The credit operations are managed centrally from Akron, Ohio, including credit scoring and collections. The average balance outstanding is less than $1,000 and, on average, account balances are paid off every seven months, limiting the risk in a downturn. The most striking part of Signet is its sales organization. It is well trained, very professional, and has clear objectives and properly aligned incentives. Signet will utilize its advantages to continue expanding its square footage over the next five years. We believe this will continue to drive profits and expand the currently depressed margins and valuation.

Another stock the Fund owns in the jewelry industry is Zale Corporation. A recent visit with Neal Goldberg, the new CEO of Zale, confirmed that his actions and strategies have the potential to considerably increase the corporation's earning power. Neal has 27 years of experience in the retail industry including senior roles at Macy's, Victoria's Secret, Gap and, most recently, as president of the Children's Place Retail Stores. In the near term, Neal plans to achieve $65 million in savings via $15 million in corporate payroll reductions, $10 million in non-selling field payroll reductions and distribution savings, and $40 million in non-compensation expenses such as consulting, marketing and travel. There are also substantial savings that could come from the supply chain by increasing direct purchases over the next few years. Most of these savings are low-hanging fruit that can be realized in the short term. We also went through Neal's plans for improving store operations, the marketing message, and merchandising. He is planning immediate changes to store operations including improved training and accountability for execution, and better aligned incentives. Our expectation is that the marketing message will be made more coherent with the history of the Zales brand and spending will be more consistent throughout the year to better capture sales in the slower periods. The savings already described above of $65 million, and the operational changes, have the potential to materially improve the Zale's earning power. Improvements in merchandising, marketing, and store operations could add to this number over time.

Despite the Federal Reserve's drastic actions in the latter part of March, which culminated in the bailout of Bear Stearns, we are of the opinion that the credit crisis is not over. There are further write-downs coming, which will continue to restrict lending. The IMF recently estimated that losses for the financial sector would approach $945 billion. If their analysis is true, only a portion of losses have been taken so far, leaving the lion's share of losses still ahead. Also, the estimate by the IMF does not take into account a further deterioration in the values of these securities since it's a static picture of where we are today. With the large amount of foreclosures coming to the market, it is hard to believe that house prices will stabilize, not even factoring in a weakening economy and rising unemployment. Further declines in house prices would likely lead to further write-downs of the securities they collateralize and this could become the self-reinforcing cycle that the Fed and the government are trying so hard to prevent. Other credit sectors are also weakening, including auto loans, credit cards, leveraged loans and commercial loans, and this will impact credit markets going forward. The structured-finance markets have not opened to any extent yet. U.S. asset-backed security issuance is still running in the low teens of billions vs. $60 billion at the same time last year. Unless this changes, we believe the credit contraction will continue and that the contagion effects could be large.

We believe stock market returns will continue to average below the long-term trend because current corporate profit margins are at elevated levels. As profit margins decline to the long-term range, the slowing in profit growth is likely to also depress valuation multiples. The historical average real returns from 1950-1996 was 8.9% including dividends, according to The Bank Credit Analyst. Factoring in 4.2% for inflation, the total nominal equity returns were 13.5%. During the past decade, the nominal returns have averaged 10.6%. We anticipate that the returns the next decade are likely to be less than half the historic returns, if corporate margins move anywhere close to their average level of the last 30 years. Non-financial sector after-tax margins would need to drop by 40% to get back to their long-term average. It would take seven years of 5% nominal GDP growth to offset such a profit margin decline, and produce breakeven profit growth. This would undoubtedly not be helpful to stock market valuations. In this new environment, we expect securities selling at substantial discounts to their underlying values to become more prevalent than the very low numbers we've experienced the last several years. This will provide us with opportunities to invest in companies that meet our stringent criteria, including leadership positions with a history of profitability, strong balance sheets and management teams, and a price substantially below the intrinsic value of the corporation. We anticipate that we will be net purchasers of securities in the future, and if the right opportunities arise, substantial net purchasers.

All of us thank you for your patience, support and trust that you have demonstrated by your investment in

FPA Capital Fund, during this challenging investment environment.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Dennis M. Bryan
Vice President and Portfolio Manager

Rikard B. Ekstrand
Vice President and Portfolio Manager

April 24, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 1998 to March 31, 2008

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $23,908 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $25,233. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2008
(Unaudited)

Common Stocks		61.5%
Energy	25.0%
Retailing	14.2%
Technology	9.6%
Consumer Durable Goods	4.6%
Industrial Products	3.6%
Financial	2.5%
Consumer Non-Durable Goods	1.4%
Defense	0.6%
Short-Term U.S. Government Securities		20.9%
Non-Convertible Securities		10.8%
Short-Term Investments		6.8%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2008

(Unaudited)

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Charming Shoppes, Inc.	1,200,000	shs
Circuit City Stores, Inc.	990,200	shs
Foot Locker, Inc.	233,100	shs
Signet Group plc	28,643,900	shs
Zale Corporation	431,400	shs
Non-Convertible Securities
Federal Home Loan Bank — 2.45% 2008 (1)	$22,595,000
Federal Home Loan Bank — 4.50% 2008 (1)	$70,150,000
NET SALES
Common Stocks
Thor Industries, Inc.	242,000	shs
Non-Convertible Securities
U.S. Treasury Note — 4.00% 2007 (2)	$25,000,000
U.S. Treasury Note — 4.25% 2007 (2)	$58,000,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2008

COMMON STOCKS	Shares	Value
ENERGY — 25.0%
Atwood Oceanics, Inc.*	193,100	$17,711,132
ENSCO International Inc.	2,331,800	146,017,316
Patterson - UTI Energy, Inc.	3,972,300	103,994,814
Rosetta Resources, Inc.* †	4,455,800	87,645,586
Rowan Companies, Inc.	2,374,300	97,773,674
		$453,142,522
RETAILING — 14.2%
Charming Shoppes, Inc.* †	7,500,000	$36,225,000
Circuit City Stores, Inc.	4,860,000	19,342,800
Foot Locker, Inc.	3,047,400	35,867,898
RadioShack Corporation	1,116,400	18,141,500
Rent-A-Center, Inc.*	1,309,200	24,023,820
Ross Stores, Inc.	1,487,400	44,562,504
Signet Group plc	28,703,100	35,304,813
Zale Corporation*	2,205,000	43,570,800
		$257,039,135
TECHNOLOGY — 9.6%
Arrow Electronics, Inc.*	1,885,000	$63,430,250
Avnet, Inc.*	3,152,600	103,184,598
Western Digital Corporation*	292,000	7,895,680
		$174,510,528
CONSUMER DURABLES — 4.6%
Champion Enterprises, Inc.* †	4,451,600	$44,649,548
Coachmen Industries, Inc.†	859,000	2,559,820
Fleetwood Enterprises, Inc.* †	4,627,600	21,286,960
Thor Industries, Inc.	486,800	14,492,036
		$82,988,364
INDUSTRIAL PRODUCTS — 3.6%
Trinity Industries, Inc.	2,444,350	$65,141,928
FINANCIAL — 2.5%
Horace Mann Educators Corporation	630,100	$11,014,148
Mercury General Corporation	763,900	33,848,409
		$44,862,557
CONSUMER NON-DURABLES — 1.4%
American Greetings Corporation	1,407,800	$26,114,690
DEFENSE — 0.6%
Datapath, Inc.*,**,†	4,100,000	$11,480,000
TOTAL COMMON STOCKS — 61.5% (Cost $859,617,443)		$1,115,279,724

PORTFOLIO OF INVESTMENTS

March 31, 2008

	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT SECURITIES — 20.9%
U.S. Treasury Bill — 2.054% 05/29/08	$80,000,000	$79,832,448
U.S. Treasury Bill — 1.418% 06/12/08	300,000,000	299,238,000
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES (Cost $378,902,939)		$379,070,448
NON-CONVERTIBLE SECURITIES — 10.8%
Federal Home Loan Bank — 2.45% 2008	$22,595,000	$22,611,268
Federal Home Loan Bank — 4.5% 2008	70,150,000	71,043,711
Federal Home Loan Bank — 4.75% 2009	50,000,000	51,164,000
Federal Home Loan Bank — 5.25% 2009	25,000,000	25,817,250
U.S. Treasury Note — 4.125% 2008	25,000,000	25,246,094
TOTAL NON-CONVERTIBLE SECURITIES ($193,250,787)		$195,882,323
TOTAL INVESTMENT SECURITIES — 93.2% ($1,431,771,169)		$1,690,232,495
SHORT-TERM INVESTMENTS — 6.8%
General Electric Capital Corporation — 2.2% 4/01/08	$42,000,000	$42,000,000
General Electric Capital Services, Inc. — 2.28% 4/03/08	40,027,000	40,024,930
General Electric Company — 2.28% 4/11/08	40,283,000	40,257,487
TOTAL SHORT-TERM INVESTMENTS ($122,282,417)		$122,282,417
TOTAL INVESTMENTS — 100.0% ($1,554,053,586)		$1,812,514,912
Other assets and liabilities, net — 0.0%		(174,949)
TOTAL NET ASSETS — 100.0%		$1,812,339,963

*  Non-income producing securities.

**  Restricted Security. This restricted security constituted 0.6% of total net assets at March 31, 2008. This security is illiquid and has been valued by the Board of Directors in accordance with the Fund's fair value procedures.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2008.

Following is a summary of transactions in securities of these affiliates during the year.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Champion Enterprises, Inc.	—	—	—	—
Coachmen Industries, Inc.	—	—	—	$25,770
Charming Shoppes, Inc.	$14,355,516	—	—	—
Datapath, Inc.	—	—	—	—
Fleetwood Enterprises, Inc.	—	—	—	—
Rosetta Resources, Inc.	—	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

ASSETS
Investments at value:
Investment securities — at market value (including $258,981,237 in securities of affiliates: identified cost $1,431,771,169)	$1,690,232,495
Short-term investments — at amortized cost (maturities of 60 days or less)	122,282,417	$1,812,514,912
Cash		91
Receivable for:
Dividends and accrued interest	$2,066,922
Capital Stock sold	844,073	2,910,995
		$1,815,425,998
LIABILITIES
Payable for:
Capital Stock repurchased	$1,738,801
Advisory fees and financial services	1,141,451
Accrued expenses and other liabilities	205,783	3,086,035
NET ASSETS		$1,812,339,963
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 49,193,043 shares		$491,930
Additional Paid-in Capital		1,545,813,952
Undistributed net realized gain on investments		480,300
Undistributed net investment income		7,092,455
Unrealized appreciation of investments		258,461,326
NET ASSETS		$1,812,339,963
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$36.84
Maximum offering price per share
(100/94.75 of per share net asset value)		$38.88

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2008

INVESTMENT INCOME
Interest		$38,382,702
Dividends (including $25,770 from securities of an affiliate)		10,335,192
		$48,717,894
EXPENSES
Advisory fees	$13,701,700
Financial services	2,100,261
Transfer agent fees and expenses	1,909,934
Reports to shareholders	227,298
Custodian fees and expenses	134,483
Insurance	73,180
Directors' fees and expenses	64,154
Registration fees	38,115
Audit and tax fees	43,050
Legal fees	13,098
Other expenses	40,086	18,345,359
Net investment income		$30,372,535
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$1,651,642,851
Cost of investment securities sold	1,505,484,729
Net realized gain on investments		$146,158,122
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$575,289,654
Unrealized appreciation at end of year	258,461,326
Change in unrealized appreciation of investments		(316,828,328)
Net realized and unrealized loss on investments		$(170,670,206)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(140,297,671)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2008		Year Ended March 31, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$30,372,535		$34,601,126
Net realized gain on investments	146,158,122		151,260,096
Change in unrealized appreciation of investments	(316,828,328)		(34,802,645)
Change in net assets resulting from operations		$(140,297,671)		$151,058,577
Distributions to shareholders from: Net investment income	$(33,205,322)		$(31,576,851)
Net realized capital gains	(197,302,471)	(230,507,793)	(154,867,470)	(186,444,321)
Capital Stock transactions: Proceeds from Capital Stock sold	$204,952,201		$245,195,457
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	208,451,860		167,608,814
Cost of Capital Stock repurchased*	(453,806,137)	(40,402,076)	(442,467,588)	(29,663,317)
Total change in net assets		$(411,207,540)		$(65,049,061)
NET ASSETS
Beginning of year, including undistributed net investment income of $9,925,242 and $6,900,967 at March 31, 2007 and 2006, respectively		2,223,547,503		2,288,596,564
End of year, including undistributed net investment income of $7,092,455 and $9,925,242 at March 31, 2008 and 2007, respectively		$1,812,339,963		$2,223,547,503
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		4,942,027		5,706,153
Shares issued to shareholders upon reinvestment of dividends and distributions		5,416,196		3,987,853
Shares of Capital Stock repurchased		(11,382,761)		(10,347,193)
Change in Capital Stock outstanding		(1,024,538)		(653,187)

*  Net of redemption fees of $54,180 and $23,139 for the years ended March 31, 2008 and March 31, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of year	$44.28	$44.99	$41.31	$38.97	$24.86
Income from investment operations
Net investment income	$0.62	$0.69	$0.35	$0.05	$0.02
Net realized and unrealized gain (loss) on investment securities	(3.38)	2.34	6.98	3.77	14.44
Total from investment operations	$(2.76)	$3.03	$7.33	$3.82	$14.46
Less distributions:
Dividends from net investment income	$(0.67)	$(0.63)	$(0.26)	— *	$(0.02)
Distributions from net realized capital gains	(4.01)	(3.11)	(3.39)	$(1.48)	(0.33)
Total distributions	$(4.68)	$(3.74)	$(3.65)	$(1.48)	$(0.35)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$36.84	$44.28	$44.99	$41.31	$38.97
Total investment return**	(6.45)%	7.37%	18.33%	10.04%	58.29%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,812,340	$2,223,548	$2,288,597	$1,744,742	$1,340,108
Ratio of expenses to average net assets	0.88%	0.86%	0.83%	0.85%	0.83%
Ratio of net investment income to average net assets	1.46%	1.58%	0.83%	0.13%	0.06%
Portfolio turnover rate	18%	18%	26%	16%	20%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $1,778,190,962 for the year ended March 31, 2008. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2008, were as follows:

Undistributed Ordinary Income	$7,092,455
Undistributed Long-term Gains	$480,300

The tax status of distributions paid during the fiscal years ended March 31, 2008 and 2007 were as follows:

	2008	2007
Dividends from Ordinary Income	$34,134,730	$31,576,851
Distributions from Long-term Capital Gains	$196,373,064	$154,867,470

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2008, for federal income tax purposes was $1,431,771,169. Gross unrealized appreciation and depreciation for all

NOTES TO FINANCIAL STATEMENTS

Continued

investment securities at March 31, 2008, for federal income tax purposes was $406,937,975 and $148,476,649, respectively resulting in net unrealized appreciation of $258,461,326. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the year ended March 31, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2004 or by state tax authorities for years ended before March 31, 2003.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2008, the Fund paid aggregate fees of $63,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2008, the Fund collected $54,180 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2008, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $19,197 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2008, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 6, 2008

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2008

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2007	$1,000.00	$1,000.00
Ending Account Value March 31, 2008	$942.60	$1,020.49
Expenses Paid During Period*	$4.32	$4.51

*  Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2008 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Director† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Director† Years Served: 8	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, Inc., and Heckmann Corporation.

A. Robert Pisano – (65)*	Director† Years Served: 6	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell – (65)*	Director† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Director† Years Served: 17	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (59)	Director† President & Chief Investment Officer Years Served: 24	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (46)	Vice President Years Served: 12	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (43)	Vice President & Portfolio Manager Years Served: <1	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (63)	Vice President Years Served: 23	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (47)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2007	2008
(a) Audit Fees	$34,000	$35,700
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$6,300	$6,550
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:       May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:       May 23, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       May 23, 2008